FOR IMMEDIATE RELEASE


March 6, 2000

MGI  PROPERTIES  ("MGI")
REPORTS  1999  RESULTS;
REVIEWS  LIQUIDATION  AND  PROPERTY  SALES

Review of Liquidation Status and Property Sales

            BOSTON, MASSACHUSETTS . . . . W. Pearce Coues, Chairman of the Board
of Trustees, reported that since February 1, 2000, MGI has completed the sale of three properties, the previously announced $8.3 million sale of a retail property located in Peabody, Massachusetts, the February 25, 2000 sale for $0.1 million of a parcel of land located in Michigan, and on March 3, 2000, the $8.2 million sale of a retail center located in Maryland. MGI has five remaining properties, which are presently in various stages of marketing. Mr. Coues stated that it is presently estimated that the liquidation will be substantially completed during MGI's third quarter ending August 31, 2000, although there can be no assurance thereof. Mr. Coues also noted that in 1999, liquidating distributions aggregated $24.16 per share. It is presently estimated, based on current estimates of pricing with respect to all of the remaining properties, that additional net liquidating distributions may aggregate, after all fees and liquidation costs, approximately $5.50 per share; however, no assurances can be given that per share net liquidating distributions will reach that amount, nor as to the actual timing of remaining distributions.

Results of Operations

            MGI Properties today reported 1999 audited results. For the year ended November 30, 1999, net income, which reflects the sale of 61 properties, was $154.7 million, or $11.23 per share (basic), as compared to the $29.8 million, or $2.17 per share (basic), earned in fiscal 1998. Net income in 1999 included net gains of $159.7 million, or $11.59 per share, as compared to net gains in 1998 of $8.4 million, or $.61 per share. Also included in 1999 net income were various expenses related to MGI's liquidation and disposition of property that aggregated approximately $30.2 million as compared to $1.0 million in 1998.

            Net income for the fourth quarter ended November 30, 1999 was $16.2 million, or $1.18 per share (basic), compared to $6.7 million, or $.48 per share (basic), for the fourth quarter of 1998. Net income for the fourth quarter of 1999 included net gains of $22.0 million, or $1.60 per share. There were no gains recognized in the fourth quarter of 1998. Included in the fourth quarter of 1999 were liquidation-related expenses that aggregated approximately $8.5 million as compared to $0.5 million included in 1998's fourth quarter net income.


            This Press Release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are dependent on a number of factors which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such factors include, among other things, the risks of future action or inaction by the Board of Trustees with respect to the Plan of Liquidation (and the actual results thereof), including the possibility of litigation pertaining thereto; the net realizable value of and the timing of the sales of the Trust's remaining properties during the course of the liquidation; the amount and timing of liquidating distributions; changes in national and local economic and financial market conditions, as well as those factors set forth in MGI's Form 10-K for the year ended November 30, 1999, including those set forth under "Forward-Looking Statements," "Other" and Item 1 - "Adoption and Implementation of Liquidation Plan."

                                                                     (Continued)

                                 MGI PROPERTIES
                         SELECTED FINANCIAL INFORMATION
                         ------------------------------


                                                  For the Three Months Ended November 30,   For the Twelve Months Ended November 30,
                                                  ---------------------------------------   ----------------------------------------

                                                             1999              1998                     1999               1998
                                                             ----              ----                     ----               ----
Consolidated Statement of Earnings
Income:
Rental income                                           $  3,705,000        $18,448,000            $  49,604,000        $70,338,000
Interest income                                            1,147,000            193,000                3,472,000            651,000
                                                        ------------        -----------            -------------        -----------
Total Income(1)                                            4,852,000         18,641,000               53,076,000         70,989,000
                                                        ------------        -----------            -------------        -----------

Expenses:
Property operating expenses                                  975,000          4,203,000               11,398,000         16,348,000
Real estate taxes                                            346,000          2,112,000                5,699,000          8,134,000
Depreciation and amortization                                294,000          1,737,000                1,229,000         10,379,000
Provision for loss on property held for sale               2,081,000               --                 11,031,000               --
Interest                                                     320,000          2,496,000                6,276,000         10,122,000
General and administrative                                   206,000            879,000                2,912,000          3,592,000
Liquidation plan                                           6,420,000            542,000               19,194,000            972,000
                                                        ------------        -----------            -------------        -----------
Total Expenses                                            10,642,000         11,969,000               57,739,000         49,547,000
                                                        ------------        -----------            -------------        -----------

Income (loss) before net gains                            (5,790,000)         6,672,000               (4,663,000)        21,442,000
Net gains from sale of real estate                        22,001,000               --                159,655,000          8,375,000
                                                        ------------        -----------            -------------        -----------
Income before extraordinary items                         16,211,000          6,672,000              154,992,000         29,817,000
Extraordinary item - Prepayment of debt                         --                 --                   (286,000)              --
                                                        ------------        -----------            -------------        -----------
Net Income                                              $ 16,211,000        $ 6,672,000            $ 154,706,000        $29,817,000
                                                        ============        ===========            =============        ===========

Basic Earnings Per Share                                $       1.18        $       .48            $       11.23        $      2.17
                                                        ============        ===========            =============        ===========

Diluted Earnings Per Share                              $       1.13        $       .47            $       11.06        $      2.12
                                                        ============        ===========            =============        ===========

Average shares outstanding                                13,774,221         13,763,004               13,773,426         13,736,729


--------------------------------
(1)   Total income excludes gains or losses.


                                                                     (Continued)

                                 MGI PROPERTIES
                         SELECTED FINANCIAL INFORMATION
                         ------------------------------


Consolidated Balance Sheet                                                   November 30, 1999         November 30, 1998
--------------------------                                                   -----------------         -----------------

Assets
Properties held for sale                                                        $  56,310,000             $365,543,000
Cash and cash equivalents                                                          38,232,000               12,265,000
Accounts receivable                                                                   747,000                5,040,000
Other assets                                                                        3,222,000               11,655,000
                                                                                -------------             ------------
                                                                                $  98,511,000             $394,503,000
                                                                                =============             ============

Liabilities and Shareholders' Equity
Liabilities:
Loans payable                                                                   $   4,585,000             $130,517,000
Liquidating liabilities                                                            12,715,000                  880,000
Other liabilities                                                                   2,373,000                6,284,000
                                                                                -------------             ------------
Total liabilities                                                                  19,673,000              137,681,000
                                                                                -------------             ------------

Shareholders' equity:
Common shares -- $1 par value; 17,500,000 shares authorized;
    13,774,221 issued (13,764,221 at November 30, 1998)                            13,774,000               13,764,000
Additional paid-in capital                                                        208,363,000              208,278,000
Undistributed (distributions in excess of) net income                            (143,299,000)              34,780,000
                                                                                -------------             ------------
Total shareholders' equity                                                         78,838,000              256,822,000
                                                                                -------------             ------------
                                                                                $  98,511,000             $394,503,000
                                                                                =============             ============



Portfolio Leasing (at November 30, 1999):
-----------------------------------------
                                           Total                Percentage
Property Type                           Square Feet               Leased
-------------                           -----------               ------
    Retail(1)                             716,100                  97.5%
    Office                                203,900                  99.1%
           Total Commercial               920,000                  97.9%
                                          =======                  =====


(1) Subsequent to November 30, 1999, a 106,900 square-foot retail property was sold for $8.3 million.




                                      # # #



For further information contact:
--------------------------------
Phillip C. Vitali, Executive Vice President and Treasurer (617) 422-6000